ARTISAN FUNDS, INC.

INVESTOR SHARES

ARTISAN FUNDS, INC.

ARTISAN OPPORTUNISTIC GROWTH FUND (ARTRX)

INVESTOR SHARES

PROSPECTUS

SEPTEMBER 2, 2008

Artisan Opportunistic Growth Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fees) that are deducted from Fund assets.

Be sure to read this prospectus before you invest, and please keep it on file for future reference. This prospectus presents important information about Artisan Opportunistic Growth Fund, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call 800.344.1770 and an Artisan Funds representative will assist you. You also may obtain more information about Artisan Opportunistic Growth Fund at www.artisanfunds.com.

The Securities and Exchange Commission has not approved or disapproved any of the Fund’s shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Artisan Funds, Inc. • P.O. Box 8412 • Boston, MA 02266-8412

ARTISAN OPPORTUNISTIC GROWTH FUND

GOAL & PROCESS

GOAL

Artisan Opportunistic Growth Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT PROCESS

Artisan uses a bottom-up investment process to construct a diversified portfolio of growth companies across a broad capitalization range. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

Security Selection

Artisan’s investment process attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating trend.

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Franchise characteristics. These are characteristics that Artisan believes help to protect a company’s stream of cash flow from the effects of competition. Artisan looks for companies with at least two of the following characteristics: low cost production capability, possession of a proprietary asset, dominant market share, or a defensible brand name.

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Attractive valuations. Through its own fundamental research, Artisan estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

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Accelerating trend. The Fund tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle. Companies that Artisan believes are well positioned for long-term growth typically have predictable streams of cash flow through real growth in demand for their products or services and appear to be well positioned to take advantage of opportunities in their markets.

Capital Allocation: Garden, Crop, Harvest® Investing

The second element of the Fund’s investment process is capital allocation. Artisan divides the portfolio into three parts:

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GardenSM investing is where the investment process usually begins. Garden investments generally are smaller positions in companies that Artisan believes have a good franchise, attractive valuation and accelerating earnings, but that are at too early a stage in their profit cycle to be confident the investment will be successful.

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CropSM investments form the segment of the portfolio intended to hold the companies that are moving into the strongest part of their profit cycles. Through a detailed investment analysis, Artisan determines what it believes is necessary for a company to continue to generate positive earnings. When a company begins to perform consistently with Artisan’s expectations, Artisan

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generally will increase the Fund’s position in that company and move the stock from Garden investments into Crop investments.

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When a company’s profit cycle begins to decelerate, or a stock is approaching Artisan’s estimate of its intrinsic value, Artisan moves the stock into HarvestSM investments, and reduces the size of the position.

Artisan allocates Fund assets among Garden, Crop and HarvestSM investments based on Artisan’s assessment of a company’s profit cycle strength and valuation. The allocation among Garden, Crop and HarvestSM investments is dynamic and will vary over time.

The Fund primarily invests in common stocks and other equity securities of U.S. and non-U.S. companies. The Fund may invest up to 25% of its net assets at market value at the time of purchase in common stocks and other equity securities of non-U.S. companies (including depositary receipts) traded on U.S. or non-U.S. exchanges. The Fund’s investments in non-U.S. securities may include investments in both developed and emerging markets.

The Fund invests in U.S. companies with market capitalizations of at least $3 billion at the time of initial purchase, although the Fund may invest in a U.S. company with a lower market capitalization if it already holds a position in that company. There is no restriction on the size of the non-U.S. companies in which the Fund may invest.

The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase. As to 75% of its total assets, the Fund limits the size of its investments so that it invests no more than 5% of its assets in securities of a single issuer, measured at the time of purchase. In the rest of the Fund’s portfolio, the Fund may take larger positions, but will not invest more than 10% of its total assets, at the time of purchase, in the securities of a single issuer. The Fund tries to maintain a cash position of no more than 15% of its net assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result of this emphasis on valuation and the Fund’s opportunistic investment strategy, the Fund may at times hold more than 15% of its net assets in cash.

The Fund may buy or sell foreign currencies to facilitate transactions in portfolio securities of non-U.S. companies. The Fund usually does not hedge against possible variations in exchange rates, other than in connection with transactions, but exposure to a particular currency that Artisan believes is overvalued may be hedged if the Fund has a substantial position in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

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PRINCIPAL RISKS YOU SHOULD CONSIDER

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The portfolio management team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The principal risks that apply to the Fund include:

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Stock Market Risks. The Fund invests primarily in common stocks and other equity securities. Over time, common stocks and other equity securities have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

•	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

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Medium-Sized Company Risks. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

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Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to depositary receipts) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

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Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

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Emerging Markets Risks. The risks of foreign investments typically are greater in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, more volatile and less liquid than securities markets of developed countries. Emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their

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economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets.

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Currency Risks. Foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily. As a result, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. On occasion, the Fund may (but is not required to) try to hedge against the risk of loss resulting from currency fluctuation. There can be no guarantee that any hedging activity will be undertaken or, if undertaken, will be successful. Hedging activity or use of forward foreign currency contracts may reduce the risk of loss from currency revaluations, but also may reduce or limit the opportunity for gain.

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Risks of Investing in IPOs. The Fund may participate in the initial public offering (IPO) market. When the Fund is small, IPOs may greatly increase the Fund’s total return. But, as the Fund grows larger, the Fund is unlikely to achieve the same level of total return from IPOs. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time.

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Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow money, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

PERFORMANCE

Performance information has not been presented because the Fund has not been in existence for a full calendar year as of the date of this prospectus.

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FEES & EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Fees
Maximum Sales Charge (Load) Imposed on Purchases	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that are deducted from

Fund assets):

Expenses
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.76%	[1]
Annual Fund Operating Expenses	1.66%	[2]

[1]	Because the Fund is new, the amount shown for “Other Expenses” is based on estimated amounts for the current fiscal year.

[2]

Artisan Partners has voluntarily undertaken to reimburse the Fund for any ordinary operating expenses in excess of 1.50% of its average daily net assets, annually. Artisan Partners or the Fund may terminate this undertaking at any time. In addition, the outside directors of Artisan Funds have waived that portion of their fees allocable to the Fund until September 30, 2009. The amounts that Artisan Partners would reimburse the Fund and the waived directors’ fees have not been deducted from the total annual Fund operating expenses shown in the table above. Giving effect to Artisan Partners’ undertaking to limit the Fund’s expenses and the waiver of the directors’ fees, the estimated total annual fund operating expenses would be 1.49%.

Example. The example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year, and that operating expenses remain constant. The example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.1

Time Period
1 year	$169
3 years	523

[1]	Giving effect to Artisan Partners’ voluntary undertaking to limit the Fund’s expenses and the waiver of the directors’ fees, the estimated cost of investing in the Fund would be:

Time Period
1 year	$152
3 years	473

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ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization. The Fund is a series of Artisan Funds, Inc.

Management. The Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund’s investments and handles its business affairs under the direction of Artisan Funds’ board of directors. Artisan Partners was organized in 1994 and, as of August 15, 2008, managed approximately $47.7 billion for Artisan Funds and other institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. Its principal address is Artisan Partners Limited Partnership, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, 53202-5402.

PORTFOLIO MANAGERS

The Fund is co-managed by Andrew C. Stephens and James D. Hamel, CFA. Shayne M. John serves as Associate Portfolio Manager of the Fund. As portfolio managers of the Fund, Messrs. Stephens, Hamel and John are jointly responsible for overall management of the Fund as well as other Artisan Partners client portfolios. They work together to develop investment strategies for the Fund in order to achieve the Fund’s investment objective and are supported by a staff of research analysts and traders. Each portfolio manager makes buy and sell decisions for the Fund.

Mr. Stephens is a Managing Director of Artisan Partners. He has been Portfolio Manager of Artisan Opportunistic Growth Fund since its inception in September 2008 and Artisan Partners’ opportunistic growth strategy since February 2007. Mr. Stephens joined Artisan Partners in March 1997 and has been Portfolio Manager of Artisan Mid Cap Fund and Artisan Partners’ mid-cap growth strategy since the inception of each in 1997. Mr. Stephens holds a B.S. degree in Economics from the University of Wisconsin – Madison.

Mr. Hamel is a Managing Director of Artisan Partners. He has been Portfolio Manager of Artisan Opportunistic Growth Fund since its inception in September 2008 and Artisan Partners’ opportunistic growth strategy since its inception in February 2007. He has been Portfolio Manager of Artisan Mid Cap Fund and Artisan Partners’ mid-cap growth strategy since 2006. Prior to becoming co-manager in 2006, Mr. Hamel had been Associate Portfolio Manager of Artisan Mid Cap Fund and Artisan Partners’ mid-cap growth strategy since 2001. Mr. Hamel holds a B.S. degree in Finance from the University of Minnesota – Minneapolis.

Mr. John joined Artisan Partners in May 2007. He has been Associate Portfolio Manager of Artisan Opportunistic Growth Fund since its inception in September 2008 and Artisan Partners’ opportunistic growth strategy since May 2007. Mr. John has been Associate Portfolio Manager of Artisan Mid Cap Fund and Artisan Partners’ mid-cap growth strategy since May 2007. Prior to joining Artisan Partners, Mr. John was a portfolio manager for NCM Capital Management Group Inc.’s mid-cap growth separate account portfolios. Mr. John holds a B.B.A. degree in Business Administration and Economics from Coe College and an M.S. degree in Financial Management from the University of London.

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ORGANIZATION, MANAGEMENT & MANAGEMENT FEES (CONTINUED)

The statement of additional information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

MANAGEMENT FEES

The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets and is paid at an annual rate of: 0.900% for assets up to $1 billion; 0.875% for assets from $1 billion up to $4 billion; 0.850% for assets from $4 billion up to $8 billion; 0.825% for assets from $8 billion up to $12 billion; and 0.800% for assets over $12 billion. Artisan Partners has voluntarily undertaken to reimburse the Fund for ordinary operating expenses in excess of 1.50% of its average daily net assets annually. Ordinary operating expenses include all Fund expenses other than taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, if any, and extraordinary charges such as litigation costs.

The management fee and other expenses related to the Fund’s operations are reflected in its net asset value.

A discussion regarding the basis for the initial approval by the board of directors of the investment advisory contract for the Fund will be available in Artisan Funds’ annual report to shareholders for the fiscal year ending September 30, 2008.

INVESTING WITH ARTISAN FUNDS

MINIMUM INVESTMENTS

To open an account	$1,000	*
To add to an account	$50	*
Minimum balance required	$1,000	*

*	The Fund will waive the initial minimum of $1,000 if you invest through the Automatic Investment Plan. See “Buying Shares – Automatic Investment Plan (AIP).” The Fund’s initial minimum or subsequent investment requirements may not apply to investments held in omnibus accounts or other accounts held through intermediaries, although the intermediary maintaining such an account may impose its own minimum investment requirements. See “Other Information – Authorized Agents/Fund Intermediaries.”

WHO CAN INVEST IN THE FUND?

In general, to invest in the Fund, you must be an adult U.S. citizen or resident or a U.S. entity with a U.S. tax identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Fund determines that the registered owner of an account has permitted another person or entity who is not the registered or

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beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

As of the date of this prospectus, shares of the Fund are qualified for sale only in the U.S. and its territories and possessions. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

SELECT THE ACCOUNT THAT’S RIGHT FOR YOU

You can open the following types of accounts with the Fund:

•	Individual or Joint Ownership – Individual accounts are owned by one person. Joint accounts can have two or more owners.

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Uniform Gift or Transfer to a Minor (UGMA, UTMA) – Custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he or she reaches the age of majority.

•	Individual or Marital Trust.

•	Trust for an Established Employee Benefit or Profit-Sharing Plan.

•	Business or Organization – This type of account is for a corporation, association, partnership or similar institution.

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Retirement Account – This type of account includes traditional individual retirement accounts (IRAs), Roth IRAs, rollover IRAs, simplified employee pension plans (SEP-IRAs), SIMPLE IRAs, Keogh plans, profit sharing and money purchase plans, 403(b) plans and 401(k) plans.

•	Coverdell Education Savings Account (ESAs) – ESAs provide a tax-favored vehicle through which educational expenses can be funded on behalf of the individual for whom the account is established.

Financial intermediaries must contact the Fund for approval before opening an omnibus account.

SHARE PRICE

The Fund is open for business every day the New York Stock Exchange (NYSE) is open for regular session trading. Shares are not priced on days when the NYSE is closed. The Fund buys and sells its shares each day the NYSE is open, at the net asset value (NAV) per share next calculated after your purchase or redemption order is received and accepted by the Fund or its authorized agent.

The Fund’s NAV per share is the value of a single share. It is computed by totaling the value of the Fund’s investments, cash and other assets, subtracting the value of the Fund’s liabilities, then dividing the result by the number of shares outstanding. For purpose of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. The NAV is computed daily as of the NYSE closing time – usually 4:00 p.m. Eastern Time, but sometimes earlier.

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INVESTING WITH ARTISAN FUNDS

(CONTINUED)

In determining the Fund’s NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, and over-the-counter securities are valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (each, a “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security is valued using (i) the closing price on another exchange on which the security is traded (if such price is available from a pricing vendor) or (ii) the most recent bid quotation on the principal exchange, or, if such bid is not available, from another exchange or in the over-the-counter market, except that securities listed on the London Stock Exchange are valued at the mean of the most recent bid and asked quotations as of the time of valuation.

Debt securities maturing in more than 60 days from the valuation date and traded on a securities exchange shall be valued at the last reported sale price as of the time of valuation on the exchange on which the security is principally traded. Exchange-traded debt securities for which no reported sale price is available on the date of valuation, U.S. Government securities and other debt securities maturing in more than 60 days shall be valued at closing bid prices. Each money market security and debt security having a maturity of 60 days or less from the valuation date shall be valued at amortized cost (or amortized value on the 61st day before maturity if held on that day), which approximates market value.

Securities for which prices are not readily available are valued by Artisan Funds’ valuation committee at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors. A price determined under Artisan Funds’ valuation procedures will be considered not readily available, and the Fund may therefore use fair value pricing, if, among other things, the valuation committee believes that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indexes. The Fund monitors for subsequent events using several tools, including the use of a third party research service to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing

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factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities results in either a meeting of the valuation committee, which considers whether a subsequent event has occurred and whether local market closing prices continue to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on the information provided by the third party research service.

When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Fund as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the Fund. Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates.

The Fund has the ability to invest in securities principally traded outside the U.S. The foreign markets in which the Fund may invest are sometimes open on days when the NYSE is not open and the Fund does not calculate its NAVs, and sometimes are not open on days when the Fund does calculate its NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Fund calculates its NAVs. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time as of which the Fund calculates its NAVs. So, the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.

BUYING SHARES

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you will be asked to provide certain identifying information on your account application. If you fail to provide the appropriate information to the Fund, the Fund may try to contact you to obtain the necessary information. For more information, see “Other Information—Anti-Money Laundering Compliance.”

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BUYING SHARES (CONTINUED)

HOW TO OPEN AN ACCOUNT

BY MAIL – Complete and sign a new account application. Mail the application, along with your check for $1,000 or more to the address listed below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery). All checks must be made payable to “Artisan Funds” or to “Artisan Opportunistic Growth Fund.” Artisan Funds will not accept cash, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

For regular mail delivery:	For overnight delivery:
Artisan Funds, Inc. c/o Boston Financial Data Services P. O. Box 8412 Boston, MA 02266-8412	Artisan Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809 800.344.1770

All investment checks must be delivered to one of the addresses above. Artisan Funds and Artisan Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial, the Fund’s transfer agent, and purchases will not be effective until the order is received and accepted by Boston Financial.

BY EXCHANGE – You may open a new account by telephone by calling 800.344.1770 with an exchange of $1,000 or more from your identically registered account in another of the Artisan Funds. See “ – Telephone Exchange Plan.” A purchase by exchange is priced at the NAV next calculated after your call; the redemption may be subject to a redemption fee. See “Redeeming Shares – Redemption Fee.”

BY WIRE – Please call 800.344.1770 for instructions on opening an account by wire. Your financial institution may charge you a fee to send (or receive) funds by wire. Wire transfers from a bank outside the U.S. will not be accepted. A purchase by wire is priced at the NAV next calculated after Boston Financial receives your wire.

BY AUTOMATIC INVESTMENT PLAN (AIP) – Complete and sign the account application, including the AIP section. See “– Automatic Investment Plan (AIP).”

HOW TO ADD TO AN ACCOUNT

BY MAIL – Mail your check for $50 or more to one of the addresses listed on the next page (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery) along with the additional investment form at the bottom of your account statement or a letter indicating the amount of the purchase, your account number and the name in which your account is

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registered. All checks must be made payable to “Artisan Funds” or to “Artisan Opportunistic Growth Fund.” Please print your account number on your check. Artisan Funds will not accept cash, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

For regular mail delivery:	For overnight delivery:
Artisan Funds, Inc. c/o Boston Financial Data Services P. O. Box 8412 Boston, MA 02266-8412	Artisan Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809 800.344.1770

BY TELEPHONE – The telephone purchase option enables you to add from $50 to $25,000 to your account by telephone. You may elect the telephone purchase option on your application or by completing the shareholder options form after your account has been opened. A telephone purchase with funds to be drawn from your bank account is generally effective on the business day after your call, if you call before the time as of which the Fund calculates its NAV, or on the second business day after your call if you call after the time as of which the Fund’s NAV has been calculated for the day. See “Investing with Artisan Funds – Share Price.” Your financial institution may impose a fee for wire or electronic funds transfer.

BY EXCHANGE – You may exchange between identically registered accounts by telephone. Telephone exchanges are subject to a minimum exchange of $50 and other limits. See “– Telephone Exchange Plan.”

BY WIRE – Please call 800.344.1770 for instructions on adding to an account by wire. A purchase by wire is priced at the NAV next calculated after Boston Financial receives your wire.

BY AIP – To add AIP to your existing Artisan Fund account, please call 800.344.1770 or visit www.artisanfunds.com for a shareholder options form. Your financial institution may charge you a fee for electronic transfers of funds. See “– Automatic Investment Plan (AIP)” for more information.

TELEPHONE EXCHANGE PLAN

You may open a new account by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds. You also may transfer investments between already existing identically registered accounts by exchanging at least $50.

Telephone exchanges are subject to these restrictions:

•	If you wish to exchange between Artisan Funds, both accounts must be registered in the same name, with the same address and taxpayer identification (social security or employer identification) number.

•	Your exchange will be processed on the business day on which you call if you call before the time as of which the Fund calculates its NAV, or on the next

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BUYING SHARES (CONTINUED)

business day after your call if you call after the time as of which the Fund’s NAV has been calculated for the day. See “Investing with Artisan Funds – Share Price.”

•	If your account is subject to backup withholding, you may not use the telephone exchange plan.

•

If you use the telephone exchange plan more than four times in any rolling twelve-month period, Artisan Funds may terminate your access to the plan. Exchanges conducted through an omnibus account are not subject to this limitation, but may be subject to restrictions imposed by the financial intermediary.

AUTOMATIC INVESTMENT PLAN (AIP)

The AIP allows you to make regular, systematic investments into the Fund. You purchase shares by transferring money from your designated checking or savings account directly into your Fund account. Simply designate your monthly investment amount (the monthly minimum is $50) and the day (between the 3rd and the 28th) you want the transfer to take place. If you do not select a day, the withdrawal from your account will be made on the 15th of the month. If a withdrawal date falls on a weekend or holiday, your payment will be transferred from your bank account on the business day prior to the date you selected. Artisan Funds will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will be liable for any resulting losses or fees the Fund or its transfer agent incurs. If your purchase through the AIP fails to clear on two consecutive occasions, the Fund will terminate your AIP.

If you choose the AIP when you open your account, the minimum initial investment will be waived. However, your shares may be redeemed and your account closed if you discontinue the AIP before your account reaches the minimum initial investment size. See “Shareholder & Account Procedures – Minimum Balances.” To change an AIP, please notify us at least 14 days prior to the next scheduled investment date. For complete instructions on changing an AIP, please visit www.artisanfunds.com or contact a customer service representative at 800.344.1770.

PURCHASES – GENERAL INFORMATION

•	Your purchases must be in U.S. dollars.

•	If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees the Fund or its transfer agent incurs.

•	You may not change or cancel a purchase request after you have mailed or otherwise transmitted it.

14

•

An order typically is accepted when the Fund or its authorized agent has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

•

Purchase checks greater than $50,000 that are post-dated or have a partial date or no date will be rejected. If the purchase check is less than $50,000, it will not be held for processing on the designated date, but will be processed upon acceptance.

•

The Fund reserves the right to reject any purchase order deemed inappropriate or not in the best interest of existing Fund shareholders, to limit exchanges or to take such other actions as the Fund deems appropriate. For example, the Fund may reject an order that appears so large that it would disrupt management of the Fund or an order from someone ineligible to invest. The Fund also may reject orders as described below under “Other Information – Anti-Money Laundering Compliance” and “Other Information – Inappropriate Trading.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.

•	A holiday, weekend or other interruption can affect the normal processing of an investment.

•	The Fund may terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution on two consecutive occasions.

•

To prevent unauthorized transactions in your account, the Fund will take precautions designed to verify that information communicated by telephone is genuine. The Fund and its transfer agent may record a call, request identifying information and send written confirmation of telephone transactions. The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon instructions furnished by telephone if we follow reasonable procedures designed to verify the identity of the caller. We recommend that you take precautions to keep confidential your personal information, including your account number and tax identification (social security or employer identification) number. You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

REDEEMING SHARES

You may redeem some or all of your shares on any day that the NYSE is open for regular session trading. Your redemption will be processed on the business day that your order is accepted by the Fund or its authorized agent if it is received before the time as of which the Fund calculates its NAV. If your order is received after the time as of which the Fund calculates its NAV, your order will be processed on the next business day. See “Investing with Artisan Funds – Share Price.” Some redemptions require signature guarantees. See “ – Signature Guarantees.”

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REDEEMING SHARES (CONTINUED)

HOW TO REDEEM SHARES

BY MAIL

Addresses:

For regular mail delivery:	For overnight delivery:
Artisan Funds, Inc. c/o Boston Financial Data Services P. O. Box 8412 Boston, MA 02266-8412	Artisan Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809 800.344.1770

Individual, Joint Owners, Sole Proprietorships, UGMA and UTMA Accounts

To redeem shares in an account other than an IRA or a trust, complete the Non-IRA Redemption Form or mail a letter of instruction including: the Fund’s name; your account number; the dollar amount or number of shares to be sold; and the signature of each owner as it appears on the account. The letter of instruction should be sent to the address shown above (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery).

IRA Accounts

To redeem shares in an Artisan Funds IRA account, you must send us a letter of instruction or complete the IRA Distribution Request Form. Call 800.344.1770 or visit www.artisanfunds.com for instructions.

If you are younger than 59 1/2, redemptions likely will be subject to income taxes and penalties. After you are 59 1/2, redemption proceeds may not be subject to penalties but likely will be subject to income tax.

Trust Accounts

To redeem shares held in the name of a trust, send a letter of instruction to the appropriate address shown above. The letter must be signed by the number of trustees required by the trust’s governing document, a copy of which must be provided to the Fund when the account is established.

All Other Accounts

Call 800.344.1770 for instructions.

BY TELEPHONE

With the telephone redemption option, you can redeem up to $25,000 worth of shares per day by telephone. You automatically have the telephone redemption option unless you decline it on your account application. If you decline this option, but would like to add it at a later date, call 800.344.1770 or visit www.artisanfunds.com for a shareholder options form.

If you redeem shares by telephone, you may choose to have the Fund send payment: (i) by mail to the address of record; (ii) by EFT to a pre-authorized

16

U.S. bank account; or (iii) to your pre-authorized U.S. bank account by wire transfer. Your request to add this option or to change your existing U.S. bank account must be submitted in writing or on a shareholder options form and include a signature guarantee. Your bank may charge you a fee for the incoming wire or incoming EFT; Artisan Funds reserves the right to charge fees for these services in the future. Payment by EFT usually will arrive at your bank two banking days after your redemption is processed. Payment by wire usually is credited to your bank account on the next banking day after your redemption is processed.

BY SYSTEMATIC WITHDRAWALS

This service lets you withdraw a set amount from your account at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Artisan Fund account and must withdraw at least $50 per transaction.

If you would like to add this option, please call us at 800.344.1770 or visit www.artisanfunds.com for a shareholder options form. You must use the IRA Distribution Request Form to request systematic withdrawals from your IRA account.

If you select the systematic withdrawal option, you may choose to have the Fund send payment: (i) by mail to the address of record; (ii) by EFT to a pre-authorized U.S. bank account; or (iii) to your pre-authorized U.S. bank account by wire transfer. In order to receive funds by EFT, you must identify your U.S. bank account on your application, or if you are changing your U.S. bank account or adding this feature after your account is open, on a shareholder options form. Your request to change your U.S. bank account or add options must be submitted in writing and include a signature guarantee. Your bank may charge you a fee for the incoming EFT; Artisan Funds reserves the right to charge fees for these services in the future. Payment by EFT usually will arrive at your bank two banking days after your redemption is processed.

REDEMPTIONS – GENERAL INFORMATION

•

Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request. Redemption proceeds may be withheld or delayed as required by applicable law.

•	Subject to applicable law, the Fund may reject your redemption request if:

•	the identification information you provided in your account application cannot be verified;

•	your identification information matches information on a government list of suspicious persons; or

•	the Fund believes that you may be involved in suspicious activity.

•

If you recently have made a purchase by check or EFT, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received good funds. This confirmation process can take up to 15 days.

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REDEEMING SHARES (CONTINUED)

•	You may not change or cancel a redemption request after you have mailed or otherwise transmitted it.

•	Redemptions may not be post-dated and cannot be held for processing on a designated date. All redemptions will be processed upon acceptance.

•

Redemptions may be suspended or payment dates postponed on days other than weekends or holidays, when the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission.

•

If the Fund sends you a check for a redemption, systematic withdrawal payment or cash distribution that is returned “undeliverable” or remains uncashed for at least six months, the Fund may cancel the check and reinvest the proceeds in your Fund account at the NAV per share on the date of reinvestment and, if applicable, the Fund may (a) cancel your systematic withdrawal payments, honoring redemptions only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment. If you hold your investment in an IRA, or other circumstances exist such that reinvesting the proceeds is not in your or the Fund’s best interest, your check will not be cancelled and the Fund may attempt to contact you to obtain further instruction.

•

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

SIGNATURE GUARANTEES

To protect you and the Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee for each account owner:

•	If you wish to redeem more than $25,000.

•	If you change your name or add/remove an owner on your account.

•	If you add/change the beneficiary to whom your account will be transferred upon your death.

•	If you ask that a check be mailed to an address other than the one on your account.

•	If you ask that a check be made payable to someone other than the account owner.

•	If you add the telephone redemption option to your existing account.

•	If you add/change the U.S. bank account to which the proceeds of any redemption are to be paid by wire or EFT.

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•	If you transfer the ownership of your account.

•	If you wish to redeem shares and have changed the address on your account in writing without signature guarantee, by phone or through www.artisanfunds.com within the last 60 days.

All signature guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. Each owner’s signature must be guaranteed separately. For example, a joint account with two owners requires two signature guarantees. Note that a signature guarantee will cover only transactions within a range of designated dollar values. You must be sure that the signature guarantee on your request is appropriate for the dollar value of your transaction. If you are signing on behalf of a corporation, trust, partnership or other entity, you may have to provide evidence of your authority to sign on behalf of such entity to obtain the signature guarantee. A form or transaction request received with an imprint other than an appropriate STAMP2000 Medallion imprint may be rejected. You should be able to obtain a signature guarantee with an appropriate STAMP2000 Medallion imprint from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. Please contact your financial institution for its signature guarantee requirements and fees. A notary public cannot provide a signature guarantee.

EVIDENCE OF AUTHORITY

A transaction request or other executed document submitted by a corporation, trust, partnership or other entity must be accompanied by evidence of authority of the person or persons signing the transaction request or such other document. In the case of a corporation, the transaction request or other document must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A transaction request or other document from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee. If the general partner or trustee is not named in the account registration, a transaction request or other document submitted by a partnership or a trust must also include evidence of the general partner’s or trustee’s appointment, such as a certified copy of the relevant portions of the partnership agreement or trust instrument. Under certain circumstances, before transactions can be processed, additional documents may be required in order to verify the authority of the person seeking to effect such transaction. If you have questions about documentation requirements, call us at 800.344.1770.

SHAREHOLDER & ACCOUNT PROCEDURES

MINIMUM BALANCES

The Fund reserves the right to close your account and redeem your shares if the value of your account falls below $1,000. However, before closing a small account, the Fund will notify you and give you at least 30 days to bring your account’s value up to the minimum.

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SHAREHOLDER & ACCOUNT PROCEDURES

(CONTINUED)

The Fund will waive the $1,000 minimum balance requirement if an account value has declined below $1,000 due solely to investment performance.

If you discontinue an AIP before your account reaches $1,000, that account also may be closed.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

ADDRESS CHANGES

You may change the address on your account:

•

by sending us a request in writing with all owners’ signatures (please note, if you wish to redeem within 60 days after a change of address in writing, each owner’s signature must be guaranteed using a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. See “Redeeming Shares – Signature Guarantees”),

•	by calling us at 800.344.1770, or

•	if you have registered to access your account through www.artisanfunds.com.

The Fund will send a written confirmation of the change to both your old and new addresses. The Fund will not change your address in response to a U.S. Postal Service notification, but will attempt to contact you at the new address so that you can do so by following the instructions above.

If you change your address in writing without a signature guarantee, by phone or through www.artisanfunds.com, we will not honor any redemption for the following 60 days, unless that redemption is in writing with a signature guarantee. The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon address changes given by telephone or through Artisan Funds’ website if we follow reasonable procedures to verify the identity of the caller or website user.

If a piece of mail that we send to you is returned as undeliverable, we will attempt to resend the mail two more times. If it remains undeliverable after those three attempts, we will discontinue all mail to your mailing address of record until you notify us of a new address by one of the previously stated methods.

STATEMENTS AND REPORTS

As a Fund shareholder, you will receive:

•	Confirmation statements.

•	Quarterly account statements.

•	Annual and semiannual reports with financial statements.

•	Year-end tax statements.

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Transactions made under certain periodic investment and withdrawal programs (including dividend reinvestment plans) will be confirmed on quarterly account statements. We suggest you keep each of your quarterly and year-end account and tax statements with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, visit www.artisanfunds.com or call 800.344.1770. Copies of this year’s or last year’s statements are free of charge; for earlier years, there is a per statement processing fee (currently $10) for each year for which statements (account or tax) are requested.

We reduce the number of duplicate prospectuses and annual and semiannual reports your household receives by sending only one copy of each to the address shared by two or more accounts. Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies within 30 days after receiving your request.

E-DELIVERY OF DOCUMENTS

If you hold your account directly with Artisan Funds, and you prefer to view Fund documents online rather than receiving paper documents, you may enroll in E-Delivery through www.artisanfunds.com. To enroll in E-Delivery, you will need to provide your social security number or employer identification number and a valid email address. All accounts associated with the social security or employer identification number you provide will be enrolled for E-Delivery.

When a Fund document becomes available, you will receive an email containing a link to that document. If the email we send to you is returned as undeliverable, we will attempt to resend the email two more times. If your email remains undelivered after those three attempts, your E-Delivery enrollment will be discontinued and paper copies of Fund documents will be sent to your mailing address on record. There are risks to electronic delivery of Fund documents, including, but not limited to, delay or failure of delivery due to technical difficulties and other matters beyond the Fund’s control. The Fund has no liability for the failure or disruption of the E-Delivery service due to circumstances beyond our reasonable control.

OTHER INFORMATION

AUTHORIZED AGENTS/FUND INTERMEDIARIES

The Fund may authorize certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”), to accept purchase, exchange and redemption orders on the Fund’s behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the agent.

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OTHER INFORMATION (CONTINUED)

Some authorized agents do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provides to you on the Fund’s behalf. These services may include record keeping, transaction processing for shareholders’ accounts and other services to its clients. This fee may be based on the number of accounts or may be a percentage, currently up to 0.40% annually, of the average value of accounts for which the authorized agent provides services. The Fund pays a portion of this fee, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered on the books of the Fund.

Artisan Partners, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by the Fund), and for distribution and marketing services performed with respect to the Fund. Such payments may be made for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Fund and sponsoring sales meetings. A number of factors may be considered in determining the amount of the payments associated with such services, including that authorized agent’s sales, client assets invested in the Fund and redemption rates, the quality of the authorized agent’s relationship with Artisan Partners, and the nature of the services provided by the authorized agent to its clients. Although neither the Fund nor Artisan Partners pays for the Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Fund may be included. Authorized agents that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

The Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements, for any account held through an authorized agent or other Fund intermediary.

ANTI-MONEY LAUNDERING COMPLIANCE

Artisan Funds is required to comply with various anti-money laundering laws and regulations. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you also will need to provide identification information about the transferee. If you fail to provide the appropriate information to the Fund, the Fund may try to contact you to obtain

22

the necessary information. If you are unable to provide the requested information, the Fund is unable to contact you within the period of time the Fund considers appropriate, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. For example, an IRA holder with a limited amount of time to accomplish a rollover of IRA assets could suffer unfavorable tax consequences as a result of the Fund’s inability to process an application. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 800.344.1770.

After your account is established, the Fund also may take other actions or ask to see other identifying documents to verify your identity. These actions may include checking your identifying information against various databases and requesting identifying documents, such as a driver’s license or other state identification card for an individual or a business license for an entity, to verify your identity. If the Fund is unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you (unless the Fund is required to “freeze” your account as described below). You will receive the share price next calculated after the Fund determines that it is unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).

If at any time the Fund believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” your account. The Fund also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.

The Fund also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform you that it has taken the actions described above.

INAPPROPRIATE TRADING

Artisan Funds attempts to identify investors who appear to engage in trading the Fund considers inappropriate, which may include frequent or short-term trading, and to take reasonable steps to deter such activity. The Fund cannot always identify or reasonably detect frequent, short-term or other inappropriate trading. In particular, it may be difficult to identify frequent, short-term or other inappropriate trading in certain omnibus accounts and other accounts traded through intermediaries (which may include broker-dealers, retirement plan administrators, insurance company separate accounts, bank trust departments or other financial services organizations), some of which may be authorized agents of the Fund. By their nature, omnibus accounts conceal from the Fund the identity of individual investors and their transactions. Artisan Funds complies

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OTHER INFORMATION (CONTINUED)

fully with applicable federal rules requiring it to reach an agreement with each of its intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of Fund shares by underlying beneficial owners through intermediary accounts will be provided to the Fund upon request, but there can be no guarantee that all frequent, short-term or other trading activity the Fund may consider inappropriate will be detected, even with such agreements in place. If Artisan Funds is unsuccessful in reaching such an agreement with any intermediary, Artisan Funds will terminate that intermediary’s ability to purchase shares of the Fund for its customers.

Artisan Funds’ board of directors has adopted policies and procedures to address frequent or short-term trading. The Fund attempts to deter frequent or short-term trading through various methods, which include the following:

•	exchange limitations as described under “Buying Shares – Telephone Exchange Plan”; and

•	fair valuation of securities as described under “Investing with Artisan Funds – Share Price.”

The nature of the efforts undertaken and the resulting action by Artisan Funds depends, among other things, on the type of shareholder account. Although the Fund does not limit a shareholder to a certain number of purchases and sales of Fund shares within a specific time period, trading activity is monitored selectively on a daily basis in an effort to detect frequent, short-term or other inappropriate trading. If Artisan Funds believes that an investor has engaged in frequent, short- term or other inappropriate trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; limit exchanges among Artisan Funds; and/or refuse to open an account. If inappropriate trading is detected in an account registered in the name of a financial intermediary or plan sponsor, Artisan Funds may request that the intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading.

Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in inappropriate trading. To avoid those collateral consequences, for retirement plans, Artisan Funds generally will communicate with the intermediary or plan sponsor and request that the intermediary or plan sponsor take action to cause the inappropriate trading activity to cease. If inappropriate trading activity recurs, Artisan Funds may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

A financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund’s consent or

24

direction to undertake those efforts. In other cases, Artisan Funds may elect to allow the intermediary to apply its own policies with respect to inappropriate trading in lieu of seeking to apply Artisan Funds’ policies to shareholders investing in the Fund through such intermediary, based upon Artisan Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Fund. In either case, the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this prospectus. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may also vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

The identification of inappropriate trading involves judgments that are inherently subjective and the above actions alone or taken together with the other means by which Artisan Funds seeks to discourage certain types of inappropriate trading (through the use of fair value pricing, for example) cannot eliminate the possibility that inappropriate trading activity in the Fund will occur. Trading activity, appropriate or inappropriate, may affect the Fund and other shareholders. See “Principal Risks You Should Consider.”

PORTFOLIO SECURITY HOLDINGS DISCLOSURE

A complete list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the Fund’s website at www.artisanfunds.com on the 15 th day of the following calendar quarter, or such later date as the Fund may determine. A complete list of portfolio holdings is also included in the reports the Fund files with the Securities and Exchange Commission after the end of each quarter. The Fund may disclose its top ten holdings or an incomplete list of its holdings or discuss one or more portfolio holdings provided that the holdings have been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in a Securities and Exchange Commission filing that is required to include the information. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the Securities and Exchange Commission that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current. Portfolio holdings information can be found on the Artisan Funds’ website under “Materials” at www.artisanfunds.com/materials_info/view_online.cfm. Further discussion about the Fund’s policies and procedures in connection with the disclosure of portfolio holdings is available in the Fund’s SAI.

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DIVIDENDS, CAPITAL GAINS & TAXES

The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually. The Fund’s investment decisions generally are made without regard to tax consequences. As a result, the Fund may be less tax-efficient than other mutual funds that take tax consequences into account in the investment process. The “Performance” section of this prospectus includes information on the Fund’s after-tax returns.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request, visit www.artisanfunds.com or call us at 800.344.1770.

The Fund offers four options:

Reinvestment Option. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

Income-Only Option. We will automatically reinvest your capital gain distributions, but send dividends to you by check or to your predesignated U.S. bank account by EFT.

Capital Gains-Only Option. We will automatically reinvest your dividends, but send capital gain distributions to you by check or to your predesignated U.S. bank account by EFT.

Cash Option. We will send all distributions to you by check or to your predesignated U.S. bank account by EFT.

In IRA accounts, all distributions are automatically reinvested because payments in cash likely would be subject to income tax and penalties. After you are 59 1/2 , you may request payment of distributions in cash. Distributions paid in cash, even after you are 59 1/2, likely will be subject to income tax.

When you reinvest, the reinvestment price is the Fund’s NAV per share at the close of business on the reinvestment date.

Distribution checks usually will begin to be mailed promptly after the payment date.

TAXES

As you should with any investment, consider how the return on your investment in the Fund will be taxed. If your investment is a tax-deferred account like an IRA, for example, the following tax discussion does not apply.

When you sign your account application, you must certify that your social security or employer identification number is correct, that you are a U.S. person and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions.

26

Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the basis of your shares (generally, their cost) and the price you receive when you sell them. You may be subject to tax.

Whenever you redeem shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders of taxable accounts also may receive a year-end statement every January that reports, among other things, the average cost basis of the shares sold, if that information is available to the Fund. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions also may be taxed by the country in which you reside.

Your distributions are taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January of the following year are taxable as if you received them on December 31 of the year declared.

For federal tax purposes, the Fund’s income and short-term capital gain distributions are taxed as ordinary income dividends, except as described below with respect to “qualified dividend income.” Long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”) reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. In the case of a fund that qualifies as a regulated investment company for tax purposes (which the Fund expects to do), the amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that fund. To the extent the Fund distributes amounts of dividends, including short-term capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

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DIVIDENDS, CAPITAL GAINS & TAXES

(CONTINUED)

Every January, the Fund will send you and the IRS a Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year, if applicable. Your annual statement will also show your total distributions received for the previous calendar year.

The Fund’s dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date set by the board of directors. As a result, although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed to shareholders is affected by the number of Fund shares outstanding at the record date. If you invest in the Fund shortly before it makes a distribution, a portion of your investment may be returned to you in the form of a taxable distribution.

The Fund generally publishes estimates of its dividends and distributions in advance of the planned record and payment dates. There is no assurance that the Fund will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change. Artisan Funds attempts to identify investors who redeem shares prior to the record date in order to avoid receiving distributions. If Artisan Funds believes an investor or a third party who has authority to act on behalf of an investor has engaged in such trading activity, Artisan Funds may reject future purchases of Fund shares in that investor’s account or accounts associated with the third party, with or without prior notice, or refuse to open a new account for that investor or third party. If the trading activity is identified in an omnibus account registered in the name of a financial intermediary, Artisan Funds may request that the intermediary take action to prevent the particular investor or investors from engaging in that trading. In some cases, it may not be possible to block future transactions through an omnibus account for a particular investor. In such instances, Artisan Funds may reject future purchases on behalf of all clients of a financial advisor or broker-dealer through which the identified trading was conducted. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through an intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of that intermediary. The identification of such trading activity involves judgments that are inherently subjective and the above actions, alone or taken together with the other means by which Artisan Funds seeks to discourage certain types of trading activity, cannot eliminate the possibility that the trading activity will occur. Trading activity, appropriate or inappropriate, may affect the Fund and its other shareholders. See “Principal Risks You Should Consider.”

Non-U.S. Investors. The Fund generally does not sell shares to investors residing outside the U.S. and certain of the Fund’s investment strategies and policies may cause adverse tax consequences for shareholders residing outside the U.S. Shareholders residing outside the U.S. should consult their tax advisors as to the tax consequences of owning Fund shares.

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FINANCIAL HIGHLIGHTS

Financial highlights for the Fund are not presented because the Fund did not commence operations until on or after the date of this prospectus.

800.344.1770 • WWW.ARTISANFUNDS.COM	29

GLOSSARY

•	12b-1 fee: a fee charged by some mutual funds to pay for marketing, advertising and distribution services. Investors pay no 12b-1 fees when investing in the Fund.

•	Depositary receipt: a negotiable certificate issued by a financial institution representing a specified number of shares in a stock that has a direct listing on another exchange.

•	Developed market: a market in a country other than those listed under “Emerging market.”

•

Emerging market: a market in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (at the date of this prospectus, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

•	Fund exchange: a purchase in one Artisan Fund and a corresponding sale in another Artisan Fund. An exchange may have tax consequences for a shareholder.

•	Hedge: an investment made in order to attempt to reduce the risk of adverse price movements.

•

Intermediary: a bank trust department, broker-dealer or other financial services organization through which Fund shares may be purchased and that provides services on behalf of the Fund to its customers who are Fund shareholders.

•	Market capitalization: the aggregate value of all of a company’s outstanding common stock.

•	Omnibus accounts: accounts in which purchases and sales of the Fund’s shares by multiple investors are aggregated by an intermediary and presented to the Fund on an aggregate basis.

•	Transfer agent: the organization that prepares and maintains records relating to shareholders’ accounts with the Fund.

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For more detail on the Fund, you may request the SAI, which is incorporated in this prospectus by reference.

To view or print the SAI, visit www.artisanfunds.com. Call 800.344.1770 to receive a free copy of the SAI or if you have a question or would like to receive other information about the Fund.

HTML and text-only versions of the Fund’s documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

For purposes of any electronic version of this prospectus, all universal resource locators (URLs) referenced in this prospectus are intended to be inactive textual references only and are not intended to incorporate into this prospectus the contents of any website referenced.

811-8932

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 800.344.1770 WWW.ARTISANFUNDS.COM